SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
      Date of Report (Date of Earliest Event Reported): November 17, 2000
                          e.spire Communications, Inc.
             (Exact name of registrant as specified in its charter)


State of Delaware                   0-25314                 52-1947746
(State or other jurisdiction of     (Commission             (I.R.S. Employer
incorporation or organization)      File No.)               Identification No.)

12975 Worldgate Drive
Herndon, Virginia 20170
(Address of Principal Executive                                 (Zip Code)
Offices)

(703) 639-6000
(Registrant's telephone number,
including area code)

Item 5. Other Items

e.spire Communications, Inc. announced on November 17, 2000, that its special shareholders' meeting adjourned on November 16, 2000, will be reconvened on Friday, December 1, 2000 at 10AM at the Hyatt Regency Reston, Reston Towne Center, 1800 Presidents Street, Reston, Virginia.

During an informal question and answer session with shareholders who arrived for the November 16 meeting, Mr. Schmitt made the following observations:

- The Company will hire an investment banker to advise and represent the Company on strategic alternatives, mergers and acquisitions, spin-offs, re-structuring and refinancing activities.
- The Company is negotiating a new Senior Secured
Credit Facility, when completed, could fund the Company into 2002.












                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          e.spire Communications, Inc.
                                          By:


Date: November 21, 2000                   __________________________________
                                          Juliette Pryor, Senior Vice President,
                                          General Counsel and Secretary